SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K



                          Commission File No.: 0-9503

                                Current Report


                               November 25, 1997
                 (Date of Report - Date of Earliest Event Reported)



                         DIGITAL PRODUCTS CORPORATION

     Florida                                                  59-1141879
(State or other jurisdiction of                             (IRS Employer
Incorporation or organization)                            Identification No)

                              3001 SW 10th Street
                          Pompano Beach, Florida 33069
                     (Address of Principal Executive Offices)


                                (800) 670-7790
                       (Registrant's Telephone Number)




             (Former Name, Former Address and Former Fiscal Year,
                         if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of October was filed with the Bankruptcy Court on November 25, 1997.

                      UNITED STATES BANKRUPTCY COURT
                       SOUTHERN DISTRICT OF FLORIDA
                              MIAMI DIVISION


IN RE:                                            CASE NUMBER

                                                  97-21987BKC-RBR

                                                  JUDGE RAYMOND B. RAY

DEBTOR.                                           CHAPTER 11


              DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                              FOR THE PERIOD

                    FROM   10/1/97    TO    10/31/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                  Robert Furr
                                                  Attorney for Debtor


     Debtor's Address                             Attorney's Address
     And Phone Number:                            and Phone Number:

     3001 SW 10th Street                          1499 W Palmetto Road

     Pompano Beach, FL 33069                      Boca Raton, FL 33486

     (800) 670-7790                               (561) 395-0500

                    Monthly Financial Report for Business

For the Period Beginning:          10/1/97    and Ending:     10/31/97

Name of Debtor: Digital Products Corporation     Case Number  97-21987 BKC RBR
Date of Petition:          4/3/97

                                              Current         Cumulative
                                              Month           Petition to Date
1. Cash at Beginning of Period                $   38,426.73   $   60,846.09
2. Receipts:
    A. Cash Sales                                    -              -
       Less: Cash Refunds                            -              -
       Net Cash Sales                                -              -
    B. Collections on Post Petition A/R          295,256.95    1,104,713.90
    C. Collections on Pre Petition A/R            21,145.07      382,998.55
    D. Other Receipts                                236.00       50,086.29
3. TOTAL RECEIPTS                                316,638.02    1,537,798.74
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)                  355,064.75    1,598,644.83

5. DISBURSEMENTS
    A. U.S. Trustee Quarterly Fees                 3,750.00        7,500.00
    B. Net Payroll                                64,950.09      374,877.47
    C. Payroll Taxes Paid                         31,542.89      166,182.50
    D. Sales and Use Taxes                           -              -
    E. Other Taxes                                   606.23        1,259.46
    F. Rent                                        6,000.00       40,084.71
    G. Other Leases                               10,650.73       36,420.65
    H. Telephone                                  34,307.20      172,246.29
    I. Utilities                                     -              -
    J. Travel & Entertainment                     12,912.70       68,285.27
    K. Vehicle Expenses                              -              -
    L. Office Supplies                             2,064.58       10,283.88
    M. Advertising                                 3,625.00       13,850.57
    N. Insurance (Attachment 7)                    7,094.73       78,519.90
    O. Purchases of Fixed Assets                   1,515.00       47,853.24
    P. Purchases of Inventory                     38,403.69      131,126.23
    Q. Manufacturing Supplies                        -              -
    R. Repairs and Maintenance                       317.33        1,242.65
    S. Payments to Secured Creditors                 -              -
    T. Other Operating Expenses                   74,745.37      386,332.80
       (Attach List)
6. TOTAL CASH DISBURSEMENTS                      292,485.54    1,536,065.62
7. ENDING CASH BALANCE
   (LINE 4 - LINE 6)                          $   62,579.21   $   62,579.21


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20 day of November 1997.

                     Monthly Financial Report for Business

Period Beginning:   10/1/97    and Ending:     10/31/97

Name of Debtor: Digital Products Corporation     Case Number: 97-21987-BKC-RBR
Date of Petition:          4/3/97

                 OTHER RECEIPTS
                                               Current          Cumulative
                                                Month             to Date
IL Unemployment Refund                             -                701.08
Employees               Shipping                   -                 22.25
AT&T Refund                                        -                172.98
Various                 Misc Income                -              1,197.38
Genesee County          Payment in Error           -              1,622.00
COD                     Supplies/Other             236.00         2,217.37
EMS                     Cash Advance               -             24,900.00
APT                     Refund deposit             -             10,000.00
Various                 Tax refunds                -                257.51
State of Utah           Receipt in error           -              4,750.20
                        Void Checks                -                245.52
Nasdaq                  Refund                     -              4,000.00
                                               $   236.00      $ 50,086.29


                      Monthly Financial Report for Business

Period Beginning:    10/1/97   and Ending:   10/31/97

Name of Debtor:  Digital Products Corporation    Case Number: 97-21987-BKC-RBR
Date of Petition:          4/3/97

              OTHER OPERATING EXPENSES
                                                                 Current            Cumulative
                                                                  Month               to Date
Tax Account         Bank Charge             Service Charges            16.96              148.28
Barnett Bank        Bank Charge             Wire Transfer Fees        -                    75.00
Operating Acc       Bank Charge             Service Charges                                65.33                  454.04
Payroll Account     Bank Charges            Service Charges            20.49              131.52
                    Kinko's                 Copies for Tracking       -                   654.67
                    Postage                 Next Day Mailing          -                    56.75
                    Subcontractors          Installers              2,975.45           20,409.51
                    Corporate License Fees                            -                   330.00
                    Computer Programmer                             5,875.00           29,325.48
                    Subcontractors          Labor                  18,394.39           59,447.14
                    Freight                                         9,999.10           47,334.30
                    Transfer Agent/Other                            3,429.44           25,182.25
                    Patent Renewals                                 1,650.00           12,025.00
                    Refund (ck Rec in Error)                          -                 6,362.20
                    Advance Payment         Repayment                 -                24,900.00
                    Various                 Medical Claims            -                 1,835.88
                    Subcontractors          Computer Supplies         -                   498.18
                    S. Kapila               Interim CFO               -                10,469.05
                    L. Martin               Commission                -                 1,000.00
                    T. Snellings            Commission                -                 2,500.00
                    Various                 Network Support           -                 5,634.33
                    Various                 Move Expense              -                 7,006.60
                    SGSG                    Advance                   -                17,820.67
                    Competatech/Others      Training                  206.25            1,156.45
                    Employees               Mileage                   -                   168.44
                    Employees               125s Reimbursement        -                 2,588.00
                    Corporate Systems       CCSN Deposit           31,612.96           61,612.96
                    Mike Luther             Expense Advance           -                 6,206.10
                    USCF                    Fees                      500.00              500.00
                    Various                 Deposits                  -                40,500.00
                              Total                              $ 74,745.37         $386,332.80



                               ATTACHMENT 1

            MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Digital Products Corporation     Case Number: 97-21987 BKC RBR

Reporting Period Beginning:     10/1/97     and Ending:     10/31/97


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance            $     574,750.53
          Plus: Current Month New Billings            309,972.40
          Less: Collections during the Month           316,402.02
          End of Month Balance                  $     568,320.91


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days       31-60 days     61-90 days    Over 90       Total
                               Days
$240,995.86     151,936.97     97,224.78     78,163.30     $568,320.91

                                 ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor: Digital Products Corporation     Case # 97-21987 BKC-RBR

Reporting Period Beginning     10/1/97     and Ending     10/31/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date          Days
Incurred      Outstanding     Vendor                    Description       Amount
24-Apr-97                     Millward & Co.            Audit                           150.00 dispute
26-Oct-97     5               Victor Flores             Programming                   1,937.50
31-Oct-97     1               United Parcel Service     Freight                       4,537.01
25-Oct-97     6               Liberty Court Travel      Airfare                         383.00
29-Oct-97     2               Industrial Assembly       Straps                        2,382.00
31-Oct-97     1               Pagenet                   Pagers                          233.29
31-Oct-97     1               American Design           Subcontract                   4,691.05
31-Oct-97     1               F Garner & A Laporte      Installer (subcontractor)       987.48
30-Oct-97     2               Charles Nora              Subcontract & Expense         1,040.95
25-Oct-97     6               Corporate Systems Group   Network Support               2,250.00
31-Oct-97     1               Various employees         Expense reimburse             2,800.65
25-Oct-97     6               US West                   Telephone                     1,110.37
20-Oct-97     11              Rhino Technologies        Subcontract                   1,407.00
31-Oct-97     1               Carnotel                  Phone service                 1,873.74
                                                                          $25,784.04


ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):
     Opening Balance (total from prior report)                  $ 22,318.21
     Plus: New Indebtedness Incurred This Month                   25,634.04
     Less: Amount Paid on Prior Accounts Payable                  22,168.21
     End of Month Balance                                       $ 25,784.04

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                      Number        Total
                                                      of Post       Amount of
Secured       Date         Petition       Post        Petition
Creditor/     Payment      Payment        Payments    Payments
Lessor        Due          Amount         Delinquent  Delinquent

None

                                ATTACHMENT 3

Name of Debtor: Digital Products Corporation        Case # 97-21987 BKC-RBR

Report Period Beginning     10/1/97     and Ending     10/31/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month     $    5,515.83
          Inventory Purchased during Month                38,403.69
          Inventory Used or Sold                          31,356.68
          Inventory on Hand at End of Month           $  12,562.84

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.






FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:          $716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month          $842,927.91
     Less:     Depreciation Expense                      34,963.00
     Plus:     New Purchases                              1,515.00
     Ending Monthly Balance                            $809,479.91

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
     Computer                   $1,515.00

                                ATTACHMENT 4

                        MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation          Case #     97 21987 BKC-RBR

Report Period Beginning:    10/1/97     Ending:       10/31/97

BANK:          Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:   1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance               $  37,567.66
     Total of Deposits Made            316,638.02
     Total Amount of Checks/Wires      197,889.78
     Service Charges                        65.33
     Transfers to Other Accounts        94,221.76
     Closing Balance                  $ 62,028.81


Number of First Check Written This Period          1470
Number of Last Check Written This Period           1561

Total Number of Checks Written This Period           88
Total Number of Wire Transfers                        1
Voided Checks This Period                             3
                         Total                       92



BANK:            Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:       Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                 $     360.30
     Total of Deposits Made               62,959.95 Transfers in
     Total Amount of Checks Written       62,653.26
     Service Charges Payroll Depot           296.83
     Service Charges                          20.49
     Transfers to Other Accounts               0.00
     Closing Balance                   $     349.67


Number of First Check Written This Period          459
Number of Last Check Written This Period           515

Total Number of Checks Written This Period          58
Plus Manual Checks                                   0
                           Total                    58

Plus     Direct Deposits                      60 Items
                           Total             118 Items

                                 ATTACHMENT 4

                         MONTHLY BANK RECONCILIATION

DEBTOR:     Digital Products Corporation          Case #     97 21987 BKC-RBR

Report Period Beginning:     10/1/97     Ending:     10/31/97

BANK:          Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:   1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                 $     498.77
     Total of Deposits Made               31,261.81 Transfers in
     Total Amount of Checks Written       31,542.89 Transfers out
     Service Charges                          16.96
     Transfers to Other Accounts               0.00
     Closing Balance                   $     200.73

                               ATTACHMENT 5
                              CHECK REGISTER
DEBTOR: Digital Products Corporation          Case # 97-21987 BKC-RBR
Report Period Beginning:    10/1/97     And Ending:    10/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:        1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date        Check #  Payee                     Purpose                Amount
10/2/97     1470     Telnet Data Group         Inventory            $      66.25
10/6/97     1471     Rhino Technologies        Subcontractors             666.00
10/1/97     1472     United Parcel Service     Freight                  2,762.72
10/1/97     1473     AFCO                      Insurance                5,911.29
10/1/97     1474     US Postmaster             Postage                     96.00
10/1/97     1475     Competatech, Inc.         Training                   206.25
10/1/97     1476     Charles P Nora            Consulting                 769.23
10/1/97     1477     United Parcel Service     Freight                  1,461.21
10/1/97     1478     Stor & Lock               Storage                  1,142.00
10/1/97     1479     American Stock Trans      Transfer fees            1,600.00
10/2/97     1480     KBS, Inc                  Rent                     5,000.00
10/2/97     1481     Charles P Nora            Travel Expenses            823.27
10/2/97     1482     Pitney Bowes              Supplies                    13.54
10/2/97     1483     Jeffrey Serbin            Inventory/Supplies         873.14
10/2/97     1484     Riscorp of Florida        Workcomp                 1,098.88
10/2/97     1485     Telogy                    Equipment Rent             131.44
10/2/97     1486     PaineWebber               Mailing                     76.44
10/2/97     1487     Reliance Standard Life    Insurance                   62.40
10/2/97     1488     Liberty Court             Travel                   1,079.00
10/3/97     1489     Bryan Brown               Travel Expenses             46.94
10/3/97     1490     Victor Flores             Programming              2,050.00
10/3/97     1491     American Design Co        Subcontract              4,241.85
10/6/97     1492     Data Duplicating Corp.    Freight                     48.50
10/6/97     1493     Dadan Packaging           Boxes                    1,058.00
10/6/97     1494     Industrial Assembly       Strap Kits               2,382.00
10/6/97     1495     Corporate Systems Group   Software                   116.60
10/6/97     1496     Telnet Data Group         Inventory                   47.00
10/6/97     1497     Advanced Pro. Tech.       Rent                     3,212.48
10/7/97     1498     Comp USA                  Printer Repairs            317.33
10/7/97     1499     Frank Garner              Installer                  375.00
10/7/97     1500     Albani Laporte III        Installer                  543.54
10/7/97     1501     Electronic Filings, Inc.  Edgar filing               153.00
10/7/97     1502     LCI International         Telephone               15,546.61
10/7/97     1503     Rhino Technologies        Subcontractor              360.00
10/8/97     1504     Renata Batteries          Batteries                2,911.81
10/8/97     1505     Dale Conrad               Travel Expenses          5,439.48
10/9/97     1506     AT&T Credit               Phone rent               6,107.76
10/9/97     1507     United Parcel Service     Freight                     23.00
10/9/97     1508     PageNet                   Pagers                     233.29
10/9/97     1509     Virginia Riscorp          Workcomp                    22.16
10/9/97     1510     Telnet Data Group         Inventory                1,777.75

                                 ATTACHMENT 5
                                CHECK REGISTER
DEBTOR: Digital Products Corporation                   Case # 97-21987 BKC-RBR
Report Period Beginning:      10/1/97    And Ending:     10/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:        1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date         Check #     Payee                     Purpose               Amount
10/9/97      1511        LEP Profit                Freight               $   240.00
10/10/97     1512        AT&T                      Telephone                 88.07
10/10/97     1513        American Design           Contract Labor            2,938.86
10/10/97     1514        United Parcel Service     Freight                  1,299.65
10/10/97     1515        US West                   Telephone               917.70
10/13/97     1516        Access 2000               Computer System          12,313.00
10/9/97      1517        USCF                      Loan Fees                        500.00
             1518        void                                        -
10/14/97     1519        Richard Angulo            Expenses                   3,462.74
10/15/97     1520        Industrial Assembly       Strap Kits            2,382.00
             1521        void                                      -
10/15/97     1522        Industrial Assembly       Strap Kits            2,382.00
10/16/97     1523        Dale Conrad               Travel Expenses            2,020.05
10/17/97     1524        Telogy                    Equipment Rent                57.05
10/17/97     1525        Rhino Technologies        Subcontract               756.00
10/17/97     1526        Charles P Nora            Consulting                730.00
10/17/97     1527        Telnet Data Group         Inventory               2,867.00
10/20/97     1528        United Airlines           Travel                  1,435.67
10/20/97     1529        LCI International         Telephone              13,320.26
10/20/97     1530        TCG                       Telephone               2,304.31
10/20/97     1531        United Parcel Service     Freight                   675.68
10/20/97     1532        Charles P Nora            Travel                    621.08
10/20/97     1533        Bryan Brown               Travel                    588.21
10/20/97     1534        American Design Co. Inc   Subcontract             2,712.75
             1535        void                                                 -
             1536        open                                                 -
10/30/97     1537        PennWell Media Online     Website Hosting          2,500.00
10/20/97     1538        Ken Virgillito            Travel Expenses            825.64
10/20/97     1539        Albani Laporte III        Installer                  601.91
10/20/97     1540        Frank Garner              Installer                  325.00
10/20/97     1541        Dan Farley                Installer                1,130.00
10/20/97     1542        Liberty Court Travel      Travel                     670.59
10/22/97     1543        Midwest Financial         Airfare                    576.10
10/22/97     1544        Holland & Knight          Patent                   1,650.00
10/22/97     1545        American Stock Transfer   Transfer Fees            1,600.00
10/22/97     1546        Charles P Nora            Consulting                 380.00
10/22/97     1547        Memcon                    Advance SGSG             1,000.00
10/22/97     1548        Mike Luther               Salary Advance           2,000.00
10/24/97     1549        Rhino Technologies        Subcontractor            1,128.00
10/23/97     1550        Victor Flores             Programming              3,825.00
10/24/97     1551        Telnet Data Group         Inventory                4,304.00
10/27/97     1552        American Design Co.       Subcontractor            2,931.70
10/30/97     1553        CA Board of Equal.        Sales tax                  545.00
10/30/97     1554        Annie Angulo              Expense Reimburse          343.74
10/30/97     1555        Richard Angulo            Expense Reimburse        1,684.24


                                ATTACHMENT 5
                               CHECK REGISTER

DEBTOR: Digital Products Corporation                  Case # 97-21987 BKC-RBR
Report Period Beginning:    10/1/97     And Ending:     10/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:        1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date         Check #  Payee                      Purpose                   Amount
10/30/97     1556     US Trustee                 Quarterly Fee             $  3,750.00
10/30/97     1557     Renata Batteries           Batteries                    3,025.20
10/30/97     1558     Telnet Data Group          Inventory                    2,310.00
10/30/97     1559     Jacque C Williams          Shasta County tax               61.23
10/30/97     1560     Charles P Nora             Consulting                     780.00
10/30/97              cashier                    Corporate Systems Group
                                                 Computer System             31,612.96
10/31/97     1561     Triple S Transportation    Freight                      2,864.23

                                                                           $197,889.78



                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Product Corporation                  Case #: 97-21987 BKC-RBR

Report Period Beginning:    10/1/97    and Ending:    10/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:             1811005541
PURPOSE OF ACCOUNT:    Payroll Account


Date        Check #                   Payee         Purpose          Amount
10/3/97     459-468+12 direct dep     Employees     Payroll          $12,483.76
10/10/97    469-479+12 direct dep     Employees     Payroll           12,315.96
10/17/97    480-490+12 direct dep     Employees     Payroll           12,268.75
10/24/97    491-502+12 direct dep     Employees     Payroll           12,753.08
10/31/97    503-515+12 direct dep     Employees     Payroll           12,831.71

            Sub Total Payroll Depot                                   62,653.26
October     Payroll Depot Serv. Chg.                                      296.83

                                                       Grand Total   $62,950.09


                                ATTACHMENT 5
                               CHECK REGISTER

DEBTOR:     Digital Products Corporation          Case # 97-21987 BKC - RBR

Report Period Beginning:    10/1/97    and Ending:    10/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products Corporation
ACCOUNT #:             1811006558
PURPOSE OF ACCOUNT:    Tax Account

Date        Check #           Payee               Purpose          Amount
10/2/97     transfer          Payroll Depot       payroll taxes    $ 6,756.45
10/9/97     transfer          Payroll Depot       payroll taxes      5,420.84
10/17/97    transfer          Payroll Depot       payroll taxes      5,335.55
10/23/97    transfer          Payroll Depot       payroll taxes      5,586.25
10/30/97    transfer          Payroll Depot       payroll taxes      8,162.72

                                                                   $31,261.81

                               ATTACHMENT 6a
                             Monthly Tax Report

DEBTOR:     Digital Products Corporation          Case # 97-21987 BKC - RBR
Reporting Period Beginning:     10/1/97    and Ending:    10/31/97
TAXES PAID and ACCRUED DURING MONTH

Date        Bank              Description          Amount
10/3/97     Comerica Bank     FED WH               $ 3,220.57
            FICA                                     2,281.32
            MEDICARE                                   587.05
            FUTA                                        11.17
            IN WH                                       62.77
            NE WH                                      507.46
            VA WH                                       28.18
            FL SUTA                                     25.70
            NE SUTA                                     32.20
                                                    $6,756.45

10/10/97    Comerica Bank     FED WH                $2,661.24
            FICA                                     1,819.99
            MEDICARE                                   479.15
            FUTA                                        11.37
            IN WH                                       62.77
            NE WH                                      298.85
            VA WH                                       28.18
            FL SUTA                                     27.09
            NE SUTA                                     32.20
                                                    $5,420.84

10/17/97    Comerica Bank     FED WH                $2,588.28
            FICA                                     1,803.93
            MEDICARE                                   475.49
            FUTA                                        12.33
            IN WH                                       62.77
            NE WH                                      298.85
            VA WH                                       28.18
            FL SUTA                                     33.52
            NE SUTA                                     32.20
                                                    $5,335.55

10/24/97    Comerica Bank     FED WH                $2,718.17
            FICA                                     1,886.40
            MEDICARE                                   494.72
            FUTA                                        14.79
            IN WH                                       62.77
            NE WH                                      298.85
            VA WH                                       28.18
            FL SUTA                                     50.17
            NE SUTA                                     32.20
                                                    $5,586.25

                               ATTACHMENT 6a
                             Monthly Tax Report

DEBTOR:  Digital Products Corporation          Case #97-21987 BKC - RBR
Reporting Period Beginning:     10/1/97   and Ending:    10/31/97
TAXES PAID and ACCRUED DURING MONTH

Date           Bank              Description          Amount
10/31/97       Comerica Bank     FED WH              $4,208.91
               FICA                                   2,591.41
               MEDICARE                                 659.60
               FUTA                                      10.77
               IN WH                                     62.77
               NE WH                                    298.85
               VA WH                                    265.68
               FL SUTA                                   50.03
               NE SUTA                                   14.70
                                                     $8,162.72

               TOTAL                                $31,261.81

                             ATTACHMENT 6b

DEBTOR:     Digital Products Corporation          Case #97-21987 BKC - RBR
Report Period Beginning:    10/1/97    and Ending:    10/31/97

                           TAXES OWED AND DUE
Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 10/31/97. Period: 2nd Quarter returns

Name of Taxing     Date Payment          Description              Amount
Authority          Due
Fed Taxes          10/08/97              Fed WH/Fica/Medicare     $6,088.97 Pd
Fed Taxes          10/16/97              Fed WH/Fica/Medicare      4,960.38 Pd
Fed Taxes          10/22/97              Fed WH/Fica/Medicare      4,867.70 Pd
Fed Taxes          10/29/97              Fed WH/Fica/Medicare      5,099.29 Pd
Fed Taxes          11/05/97              Fed WH/Fica/Medicare      7,459.92 Pd
FUTA               01/31/98              Fed unemployment tax         60.43
IN WH              01/31/98              IN WH                       313.85
NE WH              01/31/98              NE WH                     1,702.86
VA WH              01/31/98              VA WH                       378.40
FL SUTA            01/31/98              FL unemployment             186.51
NE SUTA            01/31/98              NE unemployment             143.50


                                 ATTACHMENT 7
                   SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor: Digital Products Corporation        Case #97-21987 BKC - RBR

Report Period Beginning:   10/1/97  and Ending   10/31/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:             Title          Amount Paid          Travel Adv.
Richard Angulo               Pres/COO       $ 9,230.75                   -
Michael Luther               CEO/Chairman    11,538.50                   -
Bryan Brown                  CFO/Secy         7,692.30                   -


                              PERSONNEL REPORT

                                                      Full Time     Part Time
Number of employees at beginning of period                 21           2
Number hired during the period                              3           -
Number converted to full time                               -           -
Number terminated during the period                         1           -
Number of employees on payroll at the end of period        22           2


                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier           Agent & Phone #          Policy #       Coverage         Expiration   Date
                                                          Type             Date         Premium
                                                                                        Due
Riscorp of FL     Alexander & Alex         12924          WC               4/1/98       11/2/97
                  305-279-7870
VA Riscorp        Dade Underwriters        40076          WC               3/1/98       11/2/97
                  954-462-1304
Reliance Stand.   Mahoney & Asso.          MLTD097814     LTD              8/1/97       11/2/97
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.             MM014842LP296  Comp. Gen'l      6/1/98       11/1/97
                  305-591-0090                            Liability
Nat'l Union Fire  Seitlin Ins.             BE9327676      Umbrella         6/1/98       11/1/97
Ins. Co. of Pitt. 305-591-0090                            Liability
Pacific Ins. Co.  Seitlin Ins.             ZG0008872      Property         5/1/98       11/1/97
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.             CCP0033867     Crime            5/1/98       11/1/97
                  305-591-0090
Mutual of         Midwest Emp. Ben.        266 MBPT       Health & Dental  10/1/98      11/1/97
Omaha


                                 ATTACHMENT 8
                  SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD











The Company filed its Plan of Reorganization and Disclosure Statement on June 16, 1997.